SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 AUGUST 9, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission              IRS Employer
jurisdiction                     File Number             Identification
of incorporation                                         Number

Delaware                           1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                                Page 1 of 6 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On August 9, 2000 registrant issued a joint press release entitled "Leading Oilfield Services Firms to Form Supplier Portal; Expected to Significantly Facilitate Energy Industry B2B Commerce," pertaining to, among other things, an announcement that twelve major oilfield services firms have proclaimed their intention to work together to form a joint venture company, OFS Portal. OFS Portal would provide customers a single source of standardized electronic catalog and service agreement information for the upstream products and services provided by the participating suppliers. The firms are ABB, Baker Hughes, BJ Services, Cooper Cameron, ENSCO, FMC, Halliburton, National Oilwell, Schlumberger, Smith International, Transocean Sedco Forex and Weatherford.
 .

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated August 9, 2000.






                                Page 2 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:    August 10, 2000                    By: /s/ Susan S. Keith
                                               --------------------------------
                                                    Susan S. Keith
                                                    Vice President and Secretary






                                Page 3 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           August 9, 2000
                           Incorporated by Reference






                                Page 4 of 6 Pages
                       The Exhibit Index Appears on Page 4